Other revenues	12 Months Ended
Dec. 31, 2022
Revenues [Abstract]
Other revenues	Other revenues
Other revenues consist of the following:

	Successor	Predecessor
(In $ millions)	Period from February 23, 2022 through December 31, 2022	Period from January 1, 2022 through February 22, 2022	Year ended December 31, 2021	Year ended December 31, 2020
Leasing revenues (i)	24	4	26	19
Inventory Sales (ii)	9	—	—	—
Early termination fees (iii)	—	—	6	11
Other (iv)	6	1	—	—
Total other revenues	39	5	32	30
i.Leasing revenues
Revenue earned on the charter of the West Castor, West Telesto and West Tucana to Gulfdrill, one of our related parties. Refer to Note 27 – "Related party transactions" – for further details.
ii. Inventory Sales
Sales of spare parts in inventory from the West Tucana, West Castor and West Telesto were made to Gulf Drilling International during the year.
iii. Early termination fees
Early termination fees were received in 2021 for the West Bollsta and in 2020 for the West Gemini.
iv. Other
On July 1, 2022, Seadrill novated their drilling contract for the West Gemini in Angola to the Sonadrill joint venture and leased the West Gemini to Sonadrill for the duration of that contract and the follow-on contract, entered into directly by Sonadrill, at a nominal charter rate, based on a commitment made under the terms of the joint venture agreement. At the commencement of the lease, we recorded a liability representing the fair value of the lease commitment which we amortize as other revenue, on a straight-line basis, over the lease term. This lease is considered to form part of Seadrill’s investment in the joint venture, Sonadrill. Accordingly, we recorded a $21 million increase to our investment in Sonadrill at the commencement of the West Gemini lease to Sonadrill on July 1, 2022.